UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2013

NEW SOURCE ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 North Broadway, Suite 230

Oklahoma City, Oklahoma 73102

(405) 272-3028

(Address of Principal Executive Offices, Including Zip Code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2013, the members of New Source Energy GP, LLC (the “Company”), which is the general partner of New Source Energy Partners L.P. (the “Partnership”), acting pursuant to the provisions of the Amended and Restated Limited Liability Company Agreement of the Company, as amended, appointed John A. Raber to serve on the board of directors (the “Board”) of the Company, effective immediately. The Board affirmatively determined that Mr. Raber is an “independent” director under the rules of the Securities and Exchange Commission and the New York Stock Exchange, and Mr. Raber was appointed by the Board to serve as a member of the Audit and Conflicts Committees.

Mr. Raber has over 37 years of experience working in the energy sector. Mr. Raber was an Executive Vice President of Copano Energy, L.L.C. (NASDAQ: CPNO) from June 2005 to August 2010, President of Copano’s Rocky Mountain assets from September 2007 to August 2010 and President of Copano’s Mid-Continent and Rocky Mountain assets from June 2005 to September 2007. Prior to joining Copano, Mr. Raber helped form ScissorTail Energy, LLC in June 2000 and served as its President and COO until it was purchased by Copano in June 2005. From July 1999 to June 2005, Mr. Raber was Vice President of Marketing and Business Development for Wyoming Refining Company and from February 1995 to July 1999, Mr. Raber was a Senior Vice President and held other positions with Tejas Gas Corporation. Mr. Raber was Vice President of Operations and Engineering and held other positions with LEDCO, Inc., an integrated energy company, from June 1982 to February 1999, and he worked overseas for J. Ray McDermott in various engineering and operations capacities from May 1976 to June 1982. Mr. Raber graduated from Tulane University in May 1976 with a BS in Civil Engineering and has also attended Stanford University’s Executive Business School.

There are no arrangements or understandings between Mr. Raber and any other person pursuant to which Mr. Raber was elected to the Board, and there are no relationships between Mr. Raber and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended. As a non-employee director, Mr. Raber will receive the Company’s standard non-employee director compensation, as more fully described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012, as amended.

Item 7.01	Regulation FD Disclosure

On May 8, 2013, the Partnership issued a press release announcing Mr. Raber’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC,
its general partner

Dated: May 8, 2013		By:	/s/ Kristian B. Kos
		Name:	Kristian B. Kos
		Title:	President and Chief Executive Officer